Neuberger Berman Equity Funds®

Supplement to the Summary Prospectus and Prospectus dated December 17, 2010

Neuberger Berman Large Cap Value Fund
Class A, Class C and Institutional Class

The last sentence of the legend on the first page of the Class A, Class C and Institutional Class Summary Prospectus is deleted and replaced with the following:

The Fund’s prospectus dated December 17, 2010, as amended February 15, 2011 (and as it may be further amended or supplemented) and SAI, dated December 17, 2010 (as it may be amended or supplemented), are incorporated herein by reference.

The following replaces the “Portfolio Manager” section on page 5 of the Class A, Class C and Institutional Class Summary Prospectus and page 6 of the Class A, Class C and Institutional Class Prospectus:

Portfolio Manager

The Fund is managed by Eli M. Salzmann (Managing Director of NBM and NB LLC). He has managed the Fund since 2011.

The following replaces the “Portfolio Manager” section on page 10 of the Class A, Class C and Institutional Class Prospectus:

Portfolio Manager

Eli M. Salzmann is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Salzmann has been a portfolio manager of the Fund since 2011. Prior to joining the firm, Mr. Salzmann spent nearly 14 years at another investment manager where he was a Partner, Director of Large-Cap Value and a portfolio manager specializing in U.S. Large-Cap Value strategies.

Please see the Statement of Additional Information for additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

The date of this supplement is February 15, 2011.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700 212-476-8800 Broker/Dealer and Institutional Services: 800-366-6264 Web site: www.nb.com